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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Transcontinental Realty Investors, Inc.
  Dallas, Texas

     We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated March 20, 1997, relating to the consolidated financial statements of Transcontinental Realty Investors, Inc. for the year ended December 31, 1996.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                                  /s/ BDO SEIDMAN, LLP
                                            ------------------------------------
                                                      BDO SEIDMAN, LLP

Dallas, Texas
November 17, 1997